April 5, 2007

Legg Mason Investor Services, LLC
100 Light Street
Baltimore, Maryland 21202
Re:	Distribution Agreement

Ladies and Gentlemen:
         Reference is made to the Distribution Agreements (each, as amended to date, an "Agreement" and, collectively, the "Agreements"), by and between each investment management company identified as an "Old Fund" on Exhibit A hereto (each, an "Investment Company" and, collectively, the "Investment Companies"), having registered its shares for each of its series, if any, identified as an "Old Portfolio" on Exhibit A hereto (each, a "Portfolio" and, collectively, the "Portfolios"), and Legg Mason Investor Services, LLC.
         In connection with a restructuring of the complex of which the Investment Companies and Portfolios are a part, as of the close of business on April 13, 2007 or April 27, 2007, as indicated on Exhibit A hereto (each, a "Closing Date"), many of the Investment Companies and Portfolios will be reorganized as set forth on Exhibit A hereto. Additionally, as indicated on Exhibit A hereto, several the Investment Companies and Portfolios shall cease operations following fund combinations as of the close of business on April 27, 2007 (the "Termination Date").
         On each applicable Closing Date, (i) each management company identified as a "New Fund" shall become the "Investment Company" party to the applicable Agreement and shall assume all of the rights and obligations under such Agreement of the corresponding Old Fund with respect to each applicable Old Portfolio (or, if such Old Fund has no Old Portfolios, with respect to the Old Fund itself), (ii) each such New Portfolio shall be deemed a "Fund" within the meaning of the applicable Agreement and the shares for such New Portfolio shall be deemed "Shares" within the meaning of the Agreement, (iii) each Old Fund shall cease to be a party to the applicable Agreement and shall have no rights or obligations thereunder, and (iv) each corresponding Old Portfolio shall cease be deemed to be a "Fund" under the applicable Agreement and shares for such Old Portfolio shall cease to be "Shares" within the meaning of the Agreement.
         As of the Termination Date, (i) each Old Fund indicated on Exhibit A hereto as terminating operations, or as having all of its Old Portfolios terminating operations, shall cease to be deemed the "Investment Company" under the applicable Agreement and shall have no further rights or obligations under the Agreement by virtue of all of its Old Portfolios (or, if such Old Fund has no Old Portfolios, the Old Fund itself) having ceased operations in connection with a fund combination, and (ii) each Old Portfolio indicated on Exhibit A hereto as terminating operations shall cease to be deemed a "Fund" under the applicable Agreement and shares for such Old Portfolio shall cease to be "Shares" within the meaning of the Agreement by virtue of the Old Portfolio having ceased operations in connection with a fund combination.
         Except to the extent expressly set forth herein, this letter shall not be deemed to otherwise amend or modify any term of any of the Agreements.
         Please sign below to evidence your consent and agreement to the above.

EACH MANAGEMENT INVESTMENT COMPANY IDENTIFIED ON
EXHIBIT A HERETO AS AN "OLD FUND"
OR A "NEW FUND"

By:
Name:
Title:

Consented and Agreed to:

LEGG MASON INVESTOR SERVICES, LLC


By:
Name:
Title:



Exhibit A

INVESTMENT COMPANIES AND PORTFOLIOS
INVOLVED IN RESTRUCTURINGS
OR FUND COMBINATIONS

Old Fund
Old Portfolio
Restructuring
, Fund
Combination
or Other
Cessation of
Operations
New Fund
New Portfolio
Closing Date
or Termination
Date
(as
applicable)






Legg Mason Partners
Adjustable Rate Income
Fund (f/k/a SB Adjustable
Rate Income Fund)
n/a
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners
Adjustable Rate Income
Fund
4/13/07
Legg Mason Partners
Aggressive Growth Fund,
Inc. (f/k/a Smith Barney
Aggressive Growth Fund
Inc.)
n/a
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Aggressive Growth Fund
4/13/07
Legg Mason Partners
Lifestyle Series, Inc.
(f/k/a Smith Barney
Allocation Series Inc.)
Legg Mason Partners
Lifestyle Allocation 50%
(f/k/a Balanced Portfolio)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle Allocation 50%
4/13/07

Legg Mason Partners
Lifestyle Allocation 30%
(f/k/a Conservative
Portfolio)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle Allocation 30%
4/13/07

Legg Mason Partners
Lifestyle Allocation 70%
(f/k/a Growth Portfolio)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle Allocation 70%
4/13/07

Legg Mason Partners
Lifestyle Allocation 85%
(f/k/a High Growth
Portfolio)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle Allocation 85%
4/13/07

Legg Mason Partners
Lifestyle Allocation 100%
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle Allocation
100%
4/13/07

Legg Mason Partners
Lifestyle Income Fund
(f/k/a Income Portfolio)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle Income Fund
4/13/07

Legg Mason Partners
Variable Lifestyle
Allocation 50% (f/k/a
Select Balanced Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Lifestyle
Allocation 50%
4/27/07

Legg Mason Partners
Variable Lifestyle
Allocation 70% (f/k/a
Select Growth Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Lifestyle
Allocation 70%
4/27/07

Legg Mason Partners
Variable Lifestyle
Allocation 85% (f/k/a
Select High Growth
Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Lifestyle
Allocation 85%
4/27/07
Legg Mason Partners
Appreciation Fund, Inc.
(f/k/a Smith Barney
Appreciation Fund Inc.)

n/a
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Appreciation Fund
4/13/07
Legg Mason Partners
California Municipals
Fund, Inc. (f/k/a Smith
Barney California
Municipals Fund Inc.)
n/a
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners
California Municipals
Fund
4/13/07
Legg Mason Partners Equity
Funds (f/k/a Smith Barney
Equity Funds)
Legg Mason Partners Social
Awareness Fund (f/k/a
Smith Barney Social
Awareness Fund)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Social Awareness Fund
4/13/07
Legg Mason Partners
Fundamental Value Fund,
Inc. (f/k/a Smith Barney
Fundamental Value Fund
Inc.)
n/a
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Fundamental Value Fund
4/13/07
Legg Mason Partners Funds,
Inc. (f/k/a Smith Barney
Funds, Inc.)
Legg Mason Partners Short-
Term Investment Grade Bond
Fund (f/k/a Smith Barney
Short-Term Investment
Grade Bond Fund)
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners
Short-Term Investment
Grade Bond Fund
4/13/07
Legg Mason Partners Income
Funds (f/k/a Smith Barney
Income Funds)
Legg Mason Partners
Convertible Fund (f/k/a SB
Convertible Fund)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Convertible Fund
4/13/07

Legg Mason Partners
Diversified Strategic
Income Fund (f/k/a Smith
Barney Diversified
Strategic Income Fund)
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners
Diversified Strategic
Income Fund
4/13/07

Legg Mason Partners High
Income Fund (f/k/a Smith
Barney High Income Fund)
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners High
Income Fund
4/13/07

Legg Mason Partners
Municipal High Income Fund
(f/k/a Smith Barney
Municipal High Income
Fund)
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners
Municipal High Income
Fund
4/13/07

Legg Mason Partners
Capital and Income Fund
(f/k/a SB Capital and
Income Fund)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Capital and Income Fund
4/13/07

Legg Mason Partners Core
Bond Fund (f/k/a Smith
Barney Total Return Bond
Fund)
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners Core
Bond Fund
4/13/07
Smith Barney Institutional
Cash Management Fund Inc.
Cash Portfolio
Restructuring
Legg Mason Partners
Institutional Trust
Western Asset
Institutional Money
Market Fund
4/13/07

Government Portfolio
Restructuring
Legg Mason Partners
Institutional Trust
Western Asset
Institutional Government
Money Market Fund
4/13/07

Municipal Portfolio
Restructuring
Legg Mason Partners
Institutional Trust
Western Asset
Institutional Municipal
Money Market Fund
4/13/07
Legg Mason Partners
Investment Funds, Inc.
(f/k/a Smith Barney
Investment Funds Inc.)
Legg Mason Partners
Investment Grade Bond Fund
(f/k/a Smith Barney
Investment Grade Bond
Fund)
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners
Investment Grade Bond
Fund
4/13/07

Legg Mason Partners
Multiple Discipline Funds
All Cap Growth and Value
(f/k/a Smith Barney
Multiple Discipline Funds-
All Cap Growth and Value
Fund)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners All
Cap Fund

4/13/07

Legg Mason Partners
Government Securities Fund
(f/k/a Smith Barney
Government Securities
Fund)
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners
Government Securities
Fund
4/13/07

Legg Mason Partners Small
Cap Value Fund (f/k/a
Smith Barney Small Cap
Value Fund)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Small Cap Value Fund

4/13/07
Legg Mason Partners
Investment Series (f/k/a
Smith Barney Investment
Series)
Legg Mason Partners
Dividend Strategy Fund
(f/k/a Smith Barney
Dividend Strategy Fund)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Dividend Strategy Fund
4/13/07

Legg Mason Partners
Variable Premier
Selections All Cap Growth
Portfolio (f/k/a Smith
Barney Premier Selections
All Cap Growth Portfolio)
Combination

(acquired by
Legg Mason
Partners
Variable
Aggressive
Growth
Portfolio)
n/a
n/a
4/27/07

Legg Mason Investment
Series-Legg Mason Partners
Variable Growth and Income
Portfolio (f/k/a Smith
Barney Growth and Income
Portfolio)
Combination

(acquired by
Legg Mason
Partners
Variable
Appreciation
Portfolio)
n/a
n/a
4/27/07

Legg Mason Partners
Variable Government
Portfolio (f/k/a SB
Government Portfolio)
Restructuring
Legg Mason Partners
Variable Income Trust
Legg Mason Partners
Variable Government
Portfolio
4/27/07

Legg Mason Partners
Variable Dividend Strategy
Portfolio (f/k/a Smith
Barney Dividend Strategy
Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Dividend
Strategy Portfolio
4/27/07
Legg Mason Partners
Investment Trust (f/k/a
Smith Barney Investment
Trust)
Legg Mason Partners
Intermediate Maturity
California Municipals Fund
(f/k/a Smith Barney
Intermediate Maturity
California Municipals
Fund)
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners
Intermediate Maturity
California Municipals
Fund
4/13/07

Legg Mason Partners
Intermediate Maturity New
York Municipals Fund
(f/k/a Smith Barney
Intermediate Maturity New
York Municipals Fund)
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners
Intermediate Maturity
New York Municipals Fund
4/13/07

Legg Mason Partners Large
Cap Growth Fund (f/k/a
Smith Barney Large
Capitalization Growth
Fund)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Large Cap Growth Fund
4/13/07

Legg Mason Partners S&P
500 Index Fund (f/k/a
Smith Barney S&P 500 Index
Fund)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners S&P
500 Index Fund
4/13/07

Legg Mason Partners Mid
Cap Core Fund (f/k/a Smith
Barney Mid Cap Core Fund)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners Mid
Cap Core Fund
4/13/07

Legg Mason Partners
Classic Values Fund (f/k/a
Smith Barney Classic
Values Fund)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Classic Values Fund
4/13/07
Legg Mason Partners Core
Plus Bond Fund, Inc.
(f/k/a Smith Barney Core
Plus Bond Fund Inc.)
n/a
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners Core
Plus Bond Fund
4/13/07
Legg Mason Partners
Managed Municipals Fund,
Inc. (f/k/a Smith Barney
Managed Municipals Fund
Inc.)
n/a
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners
Managed Municipals Fund
4/13/07
Legg Mason Partners
Massachusetts Municipals
Fund (f/k/a Smith Barney
Massachusetts Municipals
Fund)
n/a
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners
Massachusetts Municipals
Fund
4/13/07
Smith Barney Money Funds,
Inc.
Cash Portfolio
Restructuring
Legg Mason Partners Money
Market Trust
Western Asset Money
Market Fund
4/13/07

Government Portfolio
Restructuring
Legg Mason Partners Money
Market Trust
Western Asset Government
Money Market Fund
4/13/07
Legg Mason Partners
Variable Portfolios IV
(f/k/a Smith Barney
Multiple Discipline Trust)
Legg Mason Partners
Variable Multiple
Discipline Portfolio-All
Cap Growth and Value
(f/k/a Multiple Discipline
Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Multiple
Discipline Portfolio-All
Cap Growth and Value
4/27/07

Legg Mason Partners
Variable Multiple
Discipline Portfolio-Large
Cap Growth and Value
(f/k/a Multiple Discipline
Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Multiple
Discipline Portfolio-
Large Cap Growth and
Value
4/27/07

Legg Mason Partners
Variable Multiple
Discipline Portfolio-
Global All Cap Growth and
Value (f/k/a Multiple
Discipline Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Multiple
Discipline Portfolio-
Global All Cap Growth
and Value
4/27/07

Legg Mason Partners
Variable Multiple
Discipline Portfolio-
Balanced All Cap Growth
and Value (f/k/a Multiple
Discipline Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Capital and
Income Portfolio
4/27/07
Smith Barney Municipal
Money Market Fund, Inc.
n/a
Restructuring
Legg Mason Partners Money
Market Trust
Western Asset Municipal
Money Market Fund
4/13/07
Legg Mason Partners
Municipal Funds (f/k/a
Smith Barney Muni Funds)
California Money Market
Portfolio
Restructuring
Legg Mason Partners Money
Market Trust
Western Asset California
Municipal Money Market
Fund
4/13/07

Legg Mason Partners
Intermediate-Term
Municipals Fund (f/k/a
Limited Term Portfolio)
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners
Intermediate-Term
Municipals Fund
4/13/07

Massachusetts Money Market
Portfolio
Restructuring
Legg Mason Partners Money
Market Trust
Western Asset
Massachusetts  Municipal
Money Market Fund
4/13/07

New York Money Market
Portfolio
Restructuring
Legg Mason Partners Money
Market Trust
Western Asset New York
Municipal Money Market
Fund
4/13/07

Legg Mason Partners New
York Municipals Fund
(f/k/a New York Portfolio)
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners New
York Municipals Fund
4/13/07

Legg Mason Partners
Pennsylvania Municipals
Fund (f/k/a Pennsylvania
Portfolio)
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners
Pennsylvania Municipals
Fund
4/13/07
Legg Mason Partners New
Jersey Municipals Fund,
Inc. (f/k/a Smith Barney
New Jersey Municipals Fund
Inc.)
n/a
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners New
Jersey Municipals Fund
4/13/07
Legg Mason Partners Oregon
Municipals Fund (f/k/a
Smith Barney Oregon
Municipals Fund)
n/a
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners
Oregon Municipals Fund
4/13/07
Legg Mason Partners Sector
Series, Inc. (f/k/a Smith
Barney Sector Series Inc.)
Legg Mason Partners
Financial Services Fund
(f/k/a Smith Barney
Financial Services Fund)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Financial Services Fund
4/13/07
Legg Mason Partners Small
Cap Core Fund, Inc. (f/k/a
Smith Barney Small Cap
Core Fund, Inc.)
n/a
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Small Cap Core Fund
4/13/07
Legg Mason Partners World
Funds, Inc. (f/k/a Smith
Barney World Funds)
Legg Mason Partners
Inflation Management Fund
(f/k/a Smith Barney
Inflation Management Fund)
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners
Inflation Management
Fund
4/13/07

Legg Mason Partners
International All Cap
Opportunity Fund (f/k/a
International All Cap
Growth Portfolio)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
International All Cap
Opportunity Fund
4/13/07
Legg Mason Partners
Variable Portfolios II
(f/k/a Greenwich Street
Series Fund)
Legg Mason Partners
Variable Appreciation
Portfolio (f/k/a
Appreciation Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Appreciation
Portfolio
4/27/07

Legg Mason Partners
Variable Capital and
Income Portfolio (f/k/a
Capital and Income
Portfolio)
Combination

(acquired by
Legg Mason
Partners
Variable
Multiple
Discipline
Portfolio-
Balanced All
Cap Growth
and Value)
n/a
n/a
4/27/07

Legg Mason Partners
Variable Diversified
Strategic Income Portfolio
(f/k/a Diversified
Strategic Income
Portfolio)
Restructuring
Legg Mason Partners
Variable Income Trust
Legg Mason Partners
Variable Diversified
Strategic Income
Portfolio
4/27/07

Legg Mason Partners
Variable Aggressive Growth
Portfolio (f/k/a Salomon
Brothers Variable
Aggressive Growth Fund)
Combination

(acquired by
Legg Mason
Partners
Variable
Aggressive
Growth
Portfolio)
n/a
n/a
4/27/07

Legg Mason Partners
Variable Equity Index
Portfolio (f/k/a Equity
Index Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Equity Index
Portfolio
4/27/07

Legg Mason Partners
Variable Growth and Income
Portfolio (f/k/a Salomon
Brothers Variable Growth &
Income Fund)
Combination

(acquired by
Legg Mason
Partners
Variable
Appreciation
Portfolio)
n/a
n/a
4/27/07

Legg Mason Partners
Variable Fundamental Value
Portfolio (f/k/a
Fundamental Value
Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Fundamental
Value Portfolio
4/27/07
Legg Mason Partners
Variable Portfolios III,
Inc. (f/k/a Travelers
Series Fund Inc. )

Legg Mason Partners
Variable Aggressive Growth
Portfolio (f/k/a Smith
Barney Aggressive Growth
Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Aggressive
Growth Portfolio
4/27/07

Legg Mason Partners
Variable High Income
Portfolio (f/k/a Smith
Barney High Income
Portfolio)
Restructuring
Legg Mason Partners
Variable Income Trust
Legg Mason Partners
Variable High Income
Portfolio
4/27/07

Legg Mason Partners
Variable International All
Cap Growth Portfolio
(f/k/a Smith Barney
International All Cap
Growth Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable International
All Cap Opportunity
Portfolio
4/27/07

Legg Mason Partners
Variable Large Cap Growth
Portfolio (f/k/a Smith
Barney Large
Capitalization Growth
Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Large Cap
Growth Portfolio
4/27/07

Legg Mason Partners
Variable Large Cap Value
Portfolio (f/k/a Smith
Barney Large Cap Value
Portfolio)
Combination

(acquired by
Legg Mason
Partners
Variable
Investors
Portfolio)
n/a
n/a
4/27/07

Legg Mason Partners
Variable Mid Cap Core
Portfolio (f/k/a Smith
Barney Mid Cap Core
Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Mid Cap Core
Portfolio
4/27/07

Legg Mason Partners
Variable Money Market
Portfolio (f/k/a Smith
Barney Money Market
Portfolio)
Restructuring
Legg Mason Partners
Variable Income Trust
Legg Mason Partners
Variable Money Market
Portfolio
4/27/07

Legg Mason Partners
Variable Social Awareness
Stock Portfolio (f/k/a
Social Awareness Stock
Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Social
Awareness Portfolio
4/27/07

Legg Mason Partners
Variable Adjustable Rate
Income Portfolio (f/k/a SB
Adjustable Rate Income
Portfolio)
Restructuring
Legg Mason Partners
Variable Income Trust
Legg Mason Partners
Variable Adjustable Rate
Income Portfolio
4/27/07
Legg Mason Partners Equity
Fund, Inc. (f/k/a The
Salomon Brothers Fund Inc)
n/a
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Equity Fund
4/13/07
Legg Mason Partners
Investors Value Fund, Inc.
(f/k/a Salomon Brothers
Investors Value Fund Inc)
n/a
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Investors Value Fund
4/13/07
Legg Mason Partners
Capital Fund, Inc. (f/k/a
Salomon Brothers Capital
Fund Inc)
n/a
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Capital Fund
4/13/07
Legg Mason Partners Series
Funds, Inc. (f/k/a Salomon
Brothers Series Funds
Inc.)
Legg Mason Partners Small
Cap Growth Fund I (f/k/a
Salomon Brothers Small Cap
Growth Fund)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Small Cap Growth Fund
4/13/07

Legg Mason Partners Global
High Yield Bond Fund
(f/k/a Salomon Brothers
High Yield Bond Fund)
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners
Global High Yield Bond
Fund
4/13/07

Legg Mason Partners
Short/Intermediate U.S.
Government Fund (f/k/a
Salomon Brothers
Short/Intermediate US
Government Fund)
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners
Short/Intermediate U.S.
Government Fund
4/13/07
Western Asset Funds II,
Inc. (f/k/a Salomon
Brothers Institutional
Series Funds Inc.)

Western Asset Global High
Yield Bond Portfolio
(f/k/a Salomon Brothers
Institutional High Yield
Bond Fund)
Restructuring
Legg Mason Partners
Income Trust
Western Asset Global
High Yield Bond
Portfolio
4/13/07

Western Asset Emerging
Market Debt Portfolio
(f/k/a Salomon Brothers
Institutional Emerging
Markets Debt Fund)
Restructuring
Legg Mason Partners
Income Trust
Western Asset Emerging
Markets Debt Portfolio
4/13/07
Legg Mason Partners
Variable Portfolios I,
Inc. (f/k/a Salomon
Brothers Variable Series
Funds Inc.)

Legg Mason Partners
Variable All Cap Portfolio
(f/k/a Salomon Brothers
Variable All Cap Fund)
Combination

(acquired by
Legg Mason
Partners
Variable
Fundamental
Value
Portfolio)
n/a
n/a
4/27/07

Legg Mason Partners
Variable Global High Yield
Bond Portfolio (f/k/a
Salomon Brothers Variable
High Yield Bond Fund)
Restructuring
Legg Mason Partners
Variable Income Trust
Legg Mason Partners
Variable Global High
Yield Bond Portfolio
4/27/07

Legg Mason Partners
Variable Investors
Portfolio (f/k/a Salomon
Brothers Variable
Investors Fund)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Investors
Portfolio
4/27/07

Legg Mason Partners
Variable Large Cap Growth
Portfolio (f/k/a Salomon
Brothers Variable Large
Cap Growth Fund)
Combination

(acquired by
Legg Mason
Partners
Variable
Large Cap
Growth
Portfolio)
n/a
n/a
4/27/07

Legg Mason Partners
Variable Small Cap Growth
Portfolio (f/k/a Salomon
Brothers Variable Small
Cap Growth Fund)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Small Cap
Growth Portfolio
4/27/07

Legg Mason Partners
Variable Strategic Bond
Portfolio (f/k/a Salomon
Brothers Variable
Strategic Bond Fund)
Restructuring
Legg Mason Partners
Variable Income Trust
Legg Mason Partners
Variable Strategic Bond
Portfolio
4/27/07

Legg Mason Partners
Variable Total Return
Portfolio (f/k/a Salomon
Brothers Variable Total
Return Fund)
Combination

(acquired by
Legg Mason
Partners
Variable
Multiple
Discipline
Portfolio-
Balanced All
Cap Growth
and Value)
n/a
n/a
4/27/07
CitiFunds Trust I
Legg Mason Partners
Emerging Markets Equity
Fund (f/k/a Smith Barney
Emerging Markets Equity
Fund)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Emerging Markets Equity
Fund
4/13/07
Legg Mason Partners Trust
II (f/k/a Smith Barney
Trust II)

Legg Mason Partners
Capital Preservation Fund
(f/k/a Smith Barney
Capital Preservation Fund)
Not
Restructuring
n/a
n/a
n/a

Legg Mason Partners
Capital Preservation Fund
II (f/k/a Smith Barney
Capital Preservation Fund
II)
Not
Restructuring
n/a
n/a
n/a

Legg Mason Partners
Diversified Large Cap
Growth Fund (f/k/a Smith
Barney Diversified Large
Cap Growth Fund)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Diversified Large Cap
Growth Fund
4/13/07

Legg Mason Partners Global
Equity Fund (f/k/a Smith
Barney International Large
Cap Fund)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Global Equity Fund
4/13/07

Legg Mason Partners Short
Duration Municipal Income
Fund (f/k/a Smith Barney
Short Duration Municipal
Income Fund)
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners
Short Duration Municipal
Income Fund
4/13/07
CitiFunds Trust III
Citi Cash Reserves
Restructuring
Legg Mason Partners Money
Market Trust
Citi Cash Reserves
4/13/07

Citi U.S. Treasury
Reserves
Restructuring
Legg Mason Partners Money
Market Trust
Citi U.S. Treasury
Reserves
4/13/07

Citi California Tax Free
Reserves
Restructuring
Legg Mason Partners Money
Market Trust
Citi California Tax Free
Reserves
4/13/07

Citi Connecticut Tax Free
Reserves
Restructuring
Legg Mason Partners Money
Market Trust
Citi Connecticut Tax
Free Reserves
4/13/07

Citi New York Tax Free
Reserves
Restructuring
Legg Mason Partners Money
Market Trust
Citi New York Tax Free
Reserves
4/13/07

Citi Tax Free Reserves
Restructuring
Legg Mason Partners Money
Market Trust
Citi Tax Free Reserves
4/13/07
CitiFunds Institutional
Trust

Citi Institutional Liquid
Reserves
Restructuring
Legg Mason Partners
Institutional Trust
Citi Institutional
Liquid Reserves
4/13/07

Citi Institutional Cash
Reserves
Restructuring
Legg Mason Partners
Institutional Trust
Citi Institutional Cash
Reserves
4/13/07

Citi Institutional U.S.
Treasury Reserves
Restructuring
Legg Mason Partners
Institutional Trust
Citi Institutional U.S.
Treasury Reserves
4/13/07

Citi Institutional Tax
Free Reserves
Restructuring
Legg Mason Partners
Institutional Trust
Citi Institutional Tax
Free Reserves
4/13/07

Citi Institutional
Enhanced Income Fund
Restructuring
Legg Mason Partners
Institutional Trust
Citi Institutional
Enhanced Income Fund
4/13/07

SMASh Series M Fund
Restructuring
Legg Mason Partners
Institutional Trust
SMASh Series M Fund
4/13/07

SMASh Series C Fund
Restructuring
Legg Mason Partners
Institutional Trust
SMASh Series C Fund
4/13/07

SMASh Series EC Fund
Restructuring
Legg Mason Partners
Institutional Trust
SMASh Series EC Fund
4/13/07

SMASh Series MEC Fund
Restructuring
Legg Mason Partners
Institutional Trust
SMASh Series MEC Fund
4/13/07
CitiFunds Premium Trust

Citi Premium Liquid
Reserves
Restructuring
Legg Mason Partners
Premium Money Market
Trust
Citi Premium Liquid
Reserves
4/13/07

Citi Premium U.S. Treasury
Reserves
Restructuring
Legg Mason Partners
Premium Money Market
Trust
Citi Premium U.S.
Treasury Reserves
4/13/07
Legg Mason Partners
Variable Portfolios V
(f/k/a Variable Annuity
Portfolios)

Legg Mason Partners
Variable Small Cap Growth
Opportunities Portfolio
(f/k/a Smith Barney Small
Cap Growth Opportunities
Portfolio)
Combination

(acquired by
Legg Mason
Partners
Variable
Small Cap
Growth
Portfolio)
n/a
n/a
4/27/07